OVERLAND EXPRESS FUNDS, INC.

                    Supplement dated November 1, 1996 to the
            Prospectus dated May 1, 1996, as previously supplemented,
             for each of the Asset Allocation, Municipal Income and
                Variable Rate Government Funds and the Prospectus
              dated February 20, 1996, as previously supplemented,
                          for the Strategic Growth Fund


         The Prospectuses describing each of the Asset Allocation, Municipal Income, Strategic Growth and Variable Rate Government Funds are hereby supplemented by adding the following information which replaces the supplement dated September 24, 1996:

                      CLASS A ADMINISTRATIVE SERVICING PLAN

                  The Company's Board of Directors has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of the Class A Shares of the Fund. Pursuant to the Administrative Servicing Plan, the Fund may enter into administrative servicing agreements with administrative servicing agents (which may include Wells Fargo and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the Fund's Class A Shares. Administrative servicing agents agree to perform administrative shareholder services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders to the Fund's Transfer Agent, answering customer inquiries regarding a shareholder's account in the Fund, and providing other services the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A Shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the Fund's Rule 12b-1 Plan while being sold pursuant to its Administrative Servicing Plan.

         The Prospectus is also supplemented by adding the following Footnote 2 to the table of Annual Fund Operating Expenses next to the headings "12b-1 Fees", "Servicing Fees" and "Total Fund Operating Expenses" for Class A Shares:

2 Class A shares are subject to either a 0.25% 12b-1 Fee or a 0.25% Administrative Servicing Fee. In no case will shares be assessed both 12b-1 and Administrative Servicing Fees and Total Fund Operating Expenses will not be greater than the amount shown above. See "Distribution Plans" and "Class A Administrative Servicing Plan."